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                       HARTFORD HLS FUNDS CLASS IA SHARES
                    HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                  PROSPECTUS SUPPLEMENT DATED OCTOBER 31, 2002

THIS SUPPLEMENT UPDATES THE HARTFORD HLS FUNDS PROSPECTUS DATED MAY 1, 2002 WITH RESPECT TO THE ABOVE-MENTIONED SERIES OF HARTFORD HLS SERIES FUND II, INC. PLEASE READ THE INFORMATION BELOW CAREFULLY. YOU SHOULD ATTACH THIS SUPPLEMENT, TOGETHER WITH ANY PREVIOUSLY ISSUED SUPPLEMENTS, TO THE FUND PROSPECTUS.

Effective immediately, the Portfolio Manager section of the prospectus for the series is hereby restated as follows:

The Capital Opportunities Series is managed by a team of portfolio managers comprised of S. Irfan Ali and Kenneth J. Enright, each an MFS Senior Vice President. These individuals have been the series' portfolio managers since October 7, 2002, and they have been employed in the MFS investment management area since: Mr. Ali -- 1993 and Mr. Enright -- 1986.